                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                             SONICblue Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                                               [SONICBLUE LOGO]

                             SONICBLUE INCORPORATED
                         2841 MISSION COLLEGE BOULEVARD
                             SANTA CLARA, CA 95054
                                 (408) 588-8000

                                 April 19, 2001

Dear Stockholder:

     I am pleased to invite you to SONICblue Incorporated's Annual Meeting of Stockholders. The meeting will be held at 10:00 a.m. on Wednesday, May 23, 2001, at our offices at 2841 Mission College Boulevard, Santa Clara, California.

     The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

     After reading the Proxy Statement, please mark, date, sign and return, at your earliest convenience, the enclosed proxy in the postage-prepaid envelope to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON. Your vote is important, so please return your proxy promptly.

     We have also enclosed a copy of the Company's 2000 Annual Report to Stockholders and a copy of the Company's Annual Report on Form 10-K.

     The Board of Directors and management look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ KENNETH F. POTASHNER
                                          KENNETH F. POTASHNER
                                          Chairman of the Board, President
                                          and Chief Executive Officer

                             SONICBLUE INCORPORATED
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 23, 2001
                            ------------------------

To the Stockholders of SONICblue Incorporated:

     SONICblue Incorporated will hold its Annual Meeting of Stockholders at 10:00 a.m., Pacific Daylight Time, on Wednesday, May 23, 2001, at our offices at 2841 Mission College Boulevard, Santa Clara, California.

     We are holding this meeting:

     - to elect five directors;

     - to confirm the appointment of Ernst & Young LLP as the Company's independent auditors; and

     - to transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

     Your Board of Directors has selected March 29, 2001 as the record date for determining stockholders entitled to vote at the meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Secretary's office, 2841 Mission College Boulevard, Santa Clara, California, for ten days before the meeting.

     IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE MEETING.

                                          By Order of the Board of Directors

                                          /s/ WILLIAM F. MCFARLAND
                                          WILLIAM F. MCFARLAND
                                          Secretary

Santa Clara, California
April 19, 2001

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Information Concerning Solicitation and Voting..............    1
Proposal 1 Election of Directors............................    3
Security Ownership of Certain Beneficial Owners and
  Management................................................    6
Report of the Audit Committee...............................    7
Executive Compensation......................................    8
Certain Relationships and Related Party Transactions........   11
Report of the Compensation Committee of the Board of
  Directors on Executive Compensation.......................   12
Stock Price Performance Graph...............................   14
Proposal 2 To Confirm the Appointment of Independent
  Auditors..................................................   15
Stockholder Proposals for the 2002 Annual Meeting...........   16
Section 16(a) Beneficial Ownership Reporting Compliance.....   16
Other Matters...............................................   17
Appendix A: Audit Committee Charter.........................  A-1

                             SONICblue INCORPORATED
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     This Proxy Statement is being furnished to you in connection with the solicitation by the Board of Directors of SONICblue Incorporated, a Delaware corporation (the "Company"), of proxies to be used at the Annual Meeting of Stockholders to be held at the Company's offices at 2841 Mission College Boulevard, Santa Clara, California, at 10:00 a.m., Pacific Daylight Time, on Wednesday, May 23, 2001 and any adjournments or postponements thereof (the "Annual Meeting").

WHO CAN VOTE

     Those stockholders who owned the Company's common stock at the close of business on March 29, 2000, the record date for the Annual Meeting, can vote at the Annual Meeting. As of the close of business on March 29, 2001, the Company had 80,532,533 shares of common stock outstanding and entitled to vote. The presence in person or by proxy of the holders of a majority of the Company's outstanding common stock constitutes a quorum for the transaction of business at the Annual Meeting. Each holder of common stock is entitled to one vote for each share held as of March 29, 2001.

HOW YOU CAN VOTE

     You may vote your shares at the Annual Meeting either in person or by proxy. To vote by proxy, you should mark, date, sign and mail the enclosed proxy in the prepaid envelope. Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person. If you return your proxy, but do not mark your voting preference, the individuals named as proxies will vote your shares FOR the election of the nominees for director and FOR the confirmation of the appointment of independent auditors.

     This year, registered stockholders can simplify their voting and save the Company additional expense by calling (877) 779-8683 or voting via the Internet at http://www.eproxyvote.com/sblu. Telephone and Internet voting information is provided on the proxy card if these options are available to you. Votes submitted via the Internet or by telephone must be received by 12:00 midnight, Eastern Daylight Time, on May 22, 2001. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

     Stockholders holding shares through a bank or broker should follow the voting instructions on the form of proxy received. The availability of telephone and Internet voting will depend on bank or broker voting processes.

REVOCATION OF PROXIES

     Stockholders can revoke their proxies at any time before they are exercised in any of three ways:

     - by voting in person at the Annual Meeting;

     - by submitting written notice of revocation to the Secretary prior to the Annual Meeting; or

     - by submitting another proxy of a later date that is properly executed.

REQUIRED VOTE

     Directors are elected by a plurality vote, which means that the five nominees for director who receive the most votes cast in their favor will be elected. All other matters submitted for stockholder approval require the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote. Abstentions on any matters are treated as shares present or represented and entitled to vote on that matter and have the same effect as a vote against such matter. If a broker who is the record holder of shares indicates on a proxy that he or she does not have discretionary authority to vote on a particular matter as to such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares will be counted for quorum purposes, but are not deemed to be present or represented for purposes of determining whether stockholder approval of a particular matter has been obtained.

PAYMENT OF COSTS

     The Company will pay the cost of printing and mailing proxy materials. In addition to the solicitation of proxies by mail, solicitation may be made by directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid to these persons for solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Company's common stock. We have retained Morrow & Co. to assist in the solicitation of proxies at a cost of approximately $5,000.

     This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about April 19, 2001.

                                   IMPORTANT

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT YOUR SHARES CAN BE VOTED, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES

     Our Bylaws provide that the Company shall have not less than three nor more than nine directors, with the exact number of directors to be determined by the Board of Directors. The number of directors is currently fixed at five. Accordingly, five directors of the Company will be elected at the Annual Meeting to serve until the next annual meeting of stockholders and until their successors are elected and qualified. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy.

     Names of the Board of Directors' nominees and certain biographical information about them are set forth below:

     MR. KENNETH F. POTASHNER, age 43, has served as Chairman of the Board, President and Chief Executive Officer since October 1998. Mr. Potashner has been a director of Maxwell Technologies, Inc. since April 1996 and became Chairman of the Board of Maxwell Technologies in April 1997. From the time he joined Maxwell Technologies in April 1996 until October 1998, Mr. Potashner served as its President, Chief Executive Officer and Chief Operating Officer. From 1994 to April 1996, he served as Executive Vice President, Operations, for Conner Peripherals, Inc. From 1991 through 1994, Mr. Potashner was Vice President, Product Engineering, for Quantum Corporation. Mr. Potashner is also a member of the Board of Directors of Newport Corporation.

     MR. TERRY N. HOLDT, age 57, has served as Vice Chairman of the Board since November 1998. He previously served as Chairman of the Board from December 1997 to November 1998, and as a director since January 1992. Mr. Holdt served as the Company's Chief Executive Officer and President from December 1997 to October 1998 and from January 1992 to August 1996. Mr. Holdt served as Vice Chairman of the Board from August 1996 to December 1997. Mr. Holdt was President and Chief Executive Officer of Entridia Corporation from June 1999 to April 2001. From June 1991 to January 1992, he was Chairman of the Board of Paradigm Technology, Inc., a semiconductor company, and was its President and Chief Executive Officer from June 1988 to May 1991. From September 1986 to June 1988, Mr. Holdt held various executive positions at Linear Corporation, a manufacturer of electronic telemetry systems, where he was most recently President. From 1981 to 1985, he held various executive positions at Western Digital Corporation, a manufacturer of computer peripherals, where he was most recently Executive Vice President and Chief Operating Officer. Mr. Holdt is also a member of the Board of Directors of SenDEC Corporation, Maxoptix Corporation, Tropian Corp and Entridia Corporation.

     DR. ROBERT P. LEE, age 48, has been a director of the Company since April 1994. Since February 1999, Dr. Lee has served as President and Chief Executive Officer of Inxight Software, Inc., a Xerox New Enterprise Company. From July 1997 to April 1998, Dr. Lee served as President and Chief Executive Officer of Formulab Neuronetics Corporation, a computer technology company. From March to May 1997, he served as Vice Chairman of Insignia Solutions plc, which provides Windows compatibility software for personal computers and workstations. From April 1995 to March 1997, Dr. Lee served as Chairman of Insignia Solutions, and from December 1993 to March 1997, he served as President and Chief Executive Officer of Insignia Solutions. From June 1990 to August 1992, Dr. Lee was Executive Vice President at Symantec Corporation, and from April 1988 to June 1990, he served as Senior Vice President at Shared Medical Systems, a supplier of software and computer services to the healthcare industry. Prior to April 1988, he worked at IBM for 11 years in technical and business management positions.

     DR. CARMELO J. SANTORO, age 59, has been a director of the Company since May 1992. He was the Chairman of the Board of Silicon Systems, Inc. from 1984 to 1991, and served as President and Chief Executive Officer of Silicon Systems, Inc. from 1982 through 1991. Dr. Santoro is also a member of the Board of Directors of Dallas Semiconductor Corporation.

     MR. JAMES T. SCHRAITH, age 43, has been a director of the Company since September 1999. He served as a director of Diamond Multimedia Systems Inc. ("Diamond") from March 1998 until the Company acquired

Diamond in September 1999. Mr. Schraith is currently Chairman and Chief Executive Officer of Snap Appliances, Inc., a wholly owned subsidiary of Quantum Corporation. Mr. Schraith joined Quantum Corporation in October 1999 as Executive Vice President of Worldwide Sales & Corporate Marketing. From February 1998 to September 1999, Mr. Schraith was President and Chief Executive Officer of ShareWave, Inc., a developer of wireless networking products. From October 1996 to January 1998, Mr. Schraith was Vice President and General Manager of the North America Division of Compaq Computer. Previously, Mr. Schraith was Chief Executive Officer and a director of the Cerplex Group, Inc. From 1987 to 1995, Mr. Schraith was employed at AST Research, Inc., most recently serving as President, Chief Operating Officer and Director. Mr. Schraith is also a member of the Board of Directors of Semtech Corporation.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MR. KENNETH F. POTASHNER, MR. TERRY N. HOLDT, DR. ROBERT P. LEE, DR. CARMELO J. SANTORO AND MR. JAMES T. SCHRAITH AS DIRECTORS OF THE COMPANY.

BOARD MEETINGS

     The Board of Directors held seven meetings during the year ended December 31, 2000. During that period, each director attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such director serves held during the period for which he has been a director.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has appointed a Compensation Committee and an Audit Committee. The Compensation Committee and Audit Committee are comprised entirely of outside directors. The Board of Directors has no standing nominating committee.


COMPENSATION COMMITTEE
  Number of Members:              Three
  Members:                        James T. Schraith (Chairman)
                                  Robert P. Lee
                                  Carmelo J. Santoro
  Number of Meetings in 2000:     Four
  Functions:                      Makes recommendations with respect to the general and
                                  specific compensation policies and practices.
                                  Makes grants of options under and administers the 1989
                                  Stock Plan.
AUDIT COMMITTEE
  Number of Members:              Three
  Members:                        Carmelo J. Santoro (Chairman)
                                  Robert P. Lee
                                  James T. Schraith
  Number of Meetings in 2000:     Four
  Functions:                      Recommends independent auditors to audit the Company's
                                  books and records.
                                  Monitors public auditors' independence.
                                  Supervises the Company's financial and accounting
                                  organization and financial reporting.

DIRECTORS' COMPENSATION

     Employee directors (presently Mr. Potashner and Mr. Holdt) receive no additional compensation for service on the Board of Directors. Non-employee directors of the Company (presently consisting of Messrs. Lee, Santoro, and Schraith) receive an annual retainer fee of $24,000, plus $1,000 for each Board meeting attended. Non-employee directors are reimbursed for their expenses for each meeting attended.

     Under the terms of the Company's 1989 Stock Plan, upon appointment to the Board, each non-employee director receives an option to purchase 40,000 shares of common stock at an exercise price of 100% of the fair market value of the stock on the date of grant, which option vests ratably over the next four anniversary dates of the date of grant. In addition, following each annual meeting of the Company's stockholders, each non-employee director who will continue to serve as a member of the Board automatically receives an option to purchase 20,000 shares of common stock at an exercise price of 100% of the fair market value of the stock on the date of grant, which option vests ratably over the next four anniversary dates of the date of grant. For a description of the compensation arrangements with Mr. Potashner, who is an officer and a director, see "Executive Compensation -- Employment Agreements."

     In February 2000, each director, other than Mr. Potashner, was granted an additional option to purchase 20,000 shares of the Company's common stock, at an exercise price of $15.00, the fair market value of the stock on the date of grant, which option vests ratably over the next four anniversary dates of the date of grant. In April 2000, Mr. Holdt was granted an additional option to purchase 150,000 shares of the Company's common stock, at an exercise price of $14.00, the fair market value of the stock on the date of grant, which option vests ratably over the next four anniversary dates of the date of grant. All options granted to a non-employee director as described in this paragraph or the immediately preceding paragraph become exercisable in full in the event the director's service is terminated because of death or total and permanent disability or upon a change in control of the Company.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of March 29, 2001, as to shares of the Company's common stock beneficially owned by: (i) each of the Company's directors, (ii) each of the Company's executive officers listed on the Summary Compensation Table on page 8, (iii) all directors and executive officers of the Company as a group and (iv) each person who is known by the Company to own beneficially more than 5% of the Company's common stock. Unless otherwise stated below, the address of each beneficial owner listed on the table is c/o SONICblue Incorporated, 2841 Mission College Boulevard, Santa Clara, California 95054.

                                                      AMOUNT AND NATURE OF BENEFICIAL
                                                                 OWNERSHIP
                                                    ------------------------------------
                                                                      RIGHT TO ACQUIRE
                                                       SHARES       BENEFICIAL OWNERSHIP     PERCENTAGE
                                                    BENEFICIALLY     WITHIN 60 DAYS OF      BENEFICIALLY
                                                      OWNED(1)         MARCH 29, 2001       OWNED(1)(2)
                                                    ------------    --------------------    ------------
Kenneth F. Potashner..............................   1,461,081             992,719              3.0%
Terry N. Holdt....................................     695,000             378,182              1.3
Robert P. Lee.....................................      80,000              45,000                *
Carmelo J. Santoro................................      68,526              45,010                *
James T. Schraith.................................       8,125              19,225                *
Richard Bergman(3)................................      99,764              28,886                *
Paul G. Franklin..................................     188,700             127,918                *
Steven Kennedy(4).................................          --             107,131                *
Andrew Wolfe......................................      71,646              48,734                *
All current directors and executive officers as a
  group
  (9 persons).....................................   2,573,078           1,670,791              5.2
State of Wisconsin Investment Board(5)............   5,230,000                  --              6.5%
  P.O. Box 7842
  Madison, WI 53707

---------------
 *  Amount represents less than 1% of the Company's common stock.

(1) To the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(2) For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, shares which such person or group has the right to acquire within 60 days after such date are deemed to be outstanding, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person.

(3) Mr. Bergman served as Vice President and General Manager, Mobile and Integrated Products until January 2001.

(4) Mr. Kennedy served as Senior Vice President of Worldwide Sales and Marketing until January 2001.

(5) The number of shares beneficially owned is based on information contained in a report on Schedule 13G, dated February 4, 2001, filed by the State of Wisconsin Investment Board. The report states that the State of Wisconsin Investment Board has sole voting power and sole dispositive power with respect to all shares listed in the table.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter is attached as Appendix A to this Proxy Statement. The members of the Audit Committee are Robert P. Lee, Carmelo J. Santoro (Chairman) and James T. Schraith, each of whom meets the independence standards established by The Nasdaq Stock Market.

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors and is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee reviewed and discussed the audited financial statements contained in the 2000 Annual Report on Form 10-K with the Company's management and its independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally acceptable in the United States.

     The Audit Committee met privately with the independent auditors, and discussed issues deemed significant by the auditors, including those required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as amended. In addition, the Audit Committee discussed with the independent auditors their independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with the Audit Committees).

     In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

     The foregoing report has been furnished by the Audit Committee of the Board of Directors of SONICblue Incorporated.

                                 Robert P. Lee
                          Carmelo J. Santoro, Chairman
                               James T. Schraith

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth compensation for services rendered in all capacities to the Company for the three fiscal years ended December 31, 2000 for our Chief Executive Officer as of December 31, 2000 and the four other most highly compensated executive officers as of December 31, 2000 (the "Named Officers").

                                                                                     LONG-TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
                                                      {ANNUAL COMPENSATION}    ---------------------
                                                      ---------------------    SECURITIES UNDERLYING
NAME AND PRINCIPAL POSITION                   YEAR    SALARY($)    BONUS($)         OPTIONS(#)
---------------------------                   ----    ---------    --------    ---------------------
Kenneth F. Potashner(1).....................  2000    $592,308     $275,817            500,000
  Chairman, President and Chief Executive     1999     509,615      261,869                 --
  Officer                                     1998      69,231           --          4,500,000
Paul G. Franklin............................  2000     302,308      256,474(2)         112,500
  President, Multimedia Division              1999     278,010       77,763            155,000
                                              1998     259,210           --            130,000
Andrew Wolfe(3).............................  2000     224,327      250,000            175,000
  Vice President and Chief Technical Officer  1999     193,654      157,000             30,000
Richard Bergman(4)..........................  2000     226,327      278,500             50,000
  Vice President and General Manager, Mobile  1999     193,653       57,000                 --
  and Integrated Products                     1998     189,230       38,729            120,000
Steven Kennedy(5)...........................  2000     250,000           --             50,000
  Senior Vice President of Worldwide Sales    1999          --           --            300,000
  and Marketing

---------------
(1) Mr. Potashner joined the Company as President and Chief Executive Officer in October 1998 and was elected Chairman of the Board in November 1998. See "Executive Compensation -- Employment Agreements."

(2) Includes $250,000 paid pursuant to the Company's Executive Retention Incentive Program.

(3) Mr. Wolfe became Vice President and Chief Technical Officer in May 1999. Mr. Wolfe was paid a bonus of $250,000 in 2000 pursuant to the Company's Executive Retention Incentive Program.

(4) Mr. Bergman ceased to be employed by the Company in January 2001. Mr. Bergman was paid a bonus of $250,000 in 2000 pursuant to the Company's Executive Retention Incentive Program.

(5) Mr. Kennedy joined the Company in December 1999 and ceased to be employed by the Company in January 2001.

STOCK OPTIONS

     The following tables summarize option grants to, and exercises by, the Named Officers during fiscal 2000, and the value of the options held by each such person at the end of fiscal 2000. Unless otherwise noted, options vest ratably on a daily basis over a four-year period commencing on the date of grant and become exercisable as to vested options beginning six months from the date of grant. Further, unless otherwise noted, the options have a term of 10 years, subject to earlier termination in certain events related to termination of employment.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS
                               --------------------------------------------------   POTENTIAL REALIZABLE VALUE
                               NUMBER OF     % OF TOTAL                             AT ASSUMED ANNUAL RATES OF
                               SECURITIES     OPTIONS                                STOCK PRICE APPRECIATION
                               UNDERLYING    GRANTED TO    EXERCISE                     FOR OPTION TERM(2)
                                OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION   --------------------------
NAME                            GRANTED     FISCAL YEAR    ($/SH)(1)      DATE         5%($)         10%($)
----                           ----------   ------------   ---------   ----------   -----------   ------------
Kenneth F. Potashner.........   500,000         11.8%       $14.50      2/07/10     $4,559,487    $11,554,633
Paul G. Franklin.............   100,000          2.3         14.50      1/31/10        911,898      2,310,927
                                 12,500          0.3         14.50      2/07/00        113,988        288,866
Andrew Wolfe.................    75,000          1.8         14.50      1/31/10        683,923      1,733,195
                                100,000          2.4          9.13      8/04/10        574,181      1,455,087
Richard Bergman..............    50,000          1.2         14.50      1/31/10        455,949      1,155,464
Steven Kennedy...............    50,000          1.2          9.13      8/04/10        287,091        727,544

---------------
(1) The exercise price was equal to 100% of the fair market value on the date of grant.

(2) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future common stock price.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                                  VALUE OF
                                                             {SECURITIES UNDERLYING              UNEXERCISED
                                                             UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                                              DECEMBER 31, 2000(#)        DECEMBER 31, 2000($)(2)}
                        SHARES ACQUIRED       VALUE        ---------------------------   ---------------------------
NAME                    ON EXERCISE(#)    REALIZED($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                    ---------------   --------------   -----------   -------------   -----------   -------------
Kenneth F.
  Potashner...........      349,300         $4,999,303      2,078,800      1,875,000     $2,013,838     $1,332,031
Paul G. Franklin......       30,000            497,964        256,078        256,006             --             --
Andrew Wolfe..........       30,000            322,861         84,689        227,611             --             --
Richard Bergman.......       10,000            160,625        127,612        102,388             --             --
Steven Kennedy........           --                 --         76,731        273,269             --             --

---------------
(1) Calculated on the basis of the fair market value of the underlying securities at the exercise date minus the exercise price.

(2) Calculated on the basis of the fair market value of the underlying securities at December 29, 2000 ($4.125 per share) minus the exercise price.

EMPLOYMENT AGREEMENTS

     In October 1998, the Company entered into an agreement with Kenneth F. Potashner, pursuant to which Mr. Potashner is employed as the President, Chief Executive Officer and Chairman of the Board at a base salary of $500,000 per year. The agreement has a three-year term. Mr. Potashner is eligible to receive an annual cash bonus of up to 200% of his base salary, with the cash bonus payable after the first year of the employment agreement guaranteed to be at least $250,000. Mr. Potashner also received two options to purchase an aggregate of 4,500,000 shares of common stock of the Company at an exercise price of $3.1562, which was the closing price of the common stock on the effective date of his employment agreement. One option for 1,500,000 shares vested in April 1999, six months after the Company hired Mr. Potashner. The second option for 3,000,000 shares vests over a four-year period in accordance with the following schedule: 750,000 shares vested on the first anniversary of Mr. Potashner's employment with the Company; thereafter, the remaining options vest in equal monthly installments of 62,500 shares. If Mr. Potashner's employment is terminated without cause, the Company will continue to pay Mr. Potashner his salary and maximum bonus for twelve months following his termination. During such twelve-month period, Mr. Potashner's employee benefits and the vesting on the 3,000,000 share option will continue. If termination without cause occurs following a change in control of the Company, the twelve-month period for compensation and benefit continuation will be extended to eighteen months, and Mr. Potashner will receive an additional cash payment to the extent that the sum of his continued compensation and option value as calculated under the agreement do not exceed $10,000,000. In addition, if the post-change in control termination occurs after October 31, 2000, the 3,000,000 share option will be vested as to any shares that cannot vest during the eighteen-month period.

     When Mr. Potashner became Chairman, President and Chief Executive Officer in 1998, Mr. Holdt, who formerly held those positions, became Vice Chairman of the Company. Mr. Holdt currently receives a salary of $2,000 per month or, in the event the time he spends on Company business exceeds 20 hours a month, $3,000 per single day, $5,000 for a consecutive two-day period and $10,000 per week of continuous service pursuant to a consulting agreement. Pursuant to the agreement, in January 1998 Mr. Holdt received a non-qualified stock option of 500,000 shares with a vesting period of one year and participation in the Executive Bonus Plan. In addition, in his capacity as Vice Chairman, Mr. Holdt is entitled under the agreement to receive a non-qualified stock option of 20,000 shares at each regular annual meeting of the Company's stockholders at which he is re-elected as a director, which option vests and becomes exercisable at the rate of 25% on each one year anniversary of the date of grant. The agreement may be terminated by either Mr. Holdt or the Company at any time with or without cause.

     In September 1998, the Company entered into an involuntary termination agreement with each of Messrs. Franklin and Wolfe which provides for a severance payment by the Company to each of them if they are involuntarily terminated other than for cause. Each severance payment would be paid in a lump sum amount equal to six months of the individual's base salary plus one month of base salary for every full year of that individual's service to the Company. In addition, each involuntary termination agreement provides that the term for exercise of any outstanding options will be extended until six months after the date of termination, although vesting shall cease as of that date.

     In December 1998, the Company adopted an Executive Retention Incentive Program pursuant to which Messrs. Franklin and Wolfe were each entitled to receive $250,000 on the latest to occur of several events, (i) November 11, 2000, (ii) the date that the Company's United Semiconductor Corporation shares are freely tradable and are traded on either the Taiwan national stock exchange or another national stock exchange or (iii) the sale of substantially all of USC, provided that he continues to be employed by the Corporation on such date. As a result of the merger between USC and UMC, in January 2000, the Company's USC shares were exchanged for UMC shares that are traded on the Taiwan national stock exchange. Therefore, under the terms of the Executive Retention Incentive Program, Messrs. Franklin and Wolfe each received $250,000 on November 11, 2000.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     In June 2000, in connection with the purchase of 24,380 shares of RioPort, Inc. (formerly RioPort.com, Inc.) common stock, for the aggregate purchase price of $9,727.62, by each of Messrs. Lee, Holdt, Santoro and Schraith, the Company loaned to each of these individuals substantially all of the purchase price. Each loan is evidenced by a promissory note and is secured by the RioPort, Inc. common stock purchased. These loans accrue interest at the rate of 6.53% per year and are due on June 14, 2003.

     In June 2000, in connection with the purchase of 46,431 shares of RioPort, Inc. Series D Preferred Stock, for the aggregate purchase price of $167,230.53, by each of Messrs. Lee, Holdt, Santoro and Schraith, the Company loaned to each of these individuals substantially all of the purchase price. Each loan is evidenced by a promissory note and is secured by the RioPort, Inc. Series D Preferred Stock purchased. These loans accrue interest at the rate of 6.53% per year and are due on June 14, 2003.

     In July 2000, the Company invested $3.0 million in Entridia Corporation. In addition, pursuant to an engineering and manufacturing services agreement, the Company provided semiconductor manufacturing services to Entridia during fiscal 2000 in exchange for $1,479,103. Mr. Holdt, the Vice Chairman of the Board of Directors of the Company, is currently a member of the board of directors of Entridia, and from June 1999 until April 2001 was Entridia's President and Chief Executive Officer. Mr. Holdt did not directly benefit from the Company's investment in Entridia.

                      REPORT OF THE COMPENSATION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Company's compensation programs and policies applicable to its executive officers are administered by the Compensation Committee of the Board of Directors. The Compensation Committee is made up entirely of non-employee directors. It is the philosophy of the Company that executive compensation be directly linked to the interests of the Company's stockholders and therefore to financial objectives that the Company believes are primary determinants of long-term stockholder value. The compensation policies of the Company are designed to set its executive compensation, including salary and short-term and long-term incentive programs, at a level consistent with amounts paid to executive officers of companies of similar size and marketplace orientation.

     It is the Company's policy generally to qualify compensation paid to executive officers for deductibility under section 162(m) of the Internal Revenue Code. Section 162(m) generally prohibits the Company from deducting the compensation of executive officers that exceeds $1,000,000 unless that compensation is based on the satisfaction of objective performance goals. The Company's 1989 Stock Option Plan and the Executive Bonus Plan are structured to permit awards under such plans to qualify as performance-based compensation and to maximize the tax deductibility of such awards. However, the Company reserves the discretion to pay compensation to its executive officers that may not be deductible and, in the case of Mr. Potashner's options, has determined that such options shall not qualify as performance-based compensation.

     The four primary components of executive compensation, base salary, bonus, employee profit sharing and stock options, are discussed below.

BASE SALARY

     Base salaries for fiscal 2000 were determined by the Compensation Committee. The Compensation Committee reviews salaries recommended by the Chief Executive Officer for executive officers other than the Chief Executive Officer. In conducting its review, the Compensation Committee takes into consideration the overall performance of the Company, the Chief Executive Officer's evaluation of individual executive officer performance and independent compensation surveys such as the Radford Survey for Fabless Semiconductor Companies. Final decisions on base salary adjustments for executives other than the Chief Executive Officer are made with the Chief Executive Officer's involvement. The Compensation Committee independently determines the base salary for the Chief Executive Officer by: (i) examining the Company's performance against its preset goals,
(ii) examining the Company's performance within its industry, (iii) evaluating the overall performance of the Chief Executive Officer and (iv) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the semiconductor, computer graphics and personal computer software industries. Since the transfer of its graphics chips business to S3 Graphics Co., Ltd., a joint venture between VIA Technologies, Inc. and a wholly owned subsidiary of SONICblue, the Company has been realigning its resources to focus on the digital media, consumer electronics, Internet appliance and home networking businesses. As a result, beginning in 2001 the Compensation Committee expects to compare the Chief Executive Officer's base salary to that of other chief executive officers in those industries. In 2000, Mr. Potashner was paid a total salary of $592,308 in his capacity as President and Chief Executive Officer.

BONUSES

     The Executive Bonus Plan is a cash-based incentive bonus program providing for the payment to each executive officer of cash bonuses that are directly related to earnings per share, profitability and gross revenues of the Company. The Company did not pay any bonuses pursuant to the Executive Bonus Plan in fiscal 2000. The only bonuses paid to the Company's executive officers in fiscal 2000 were paid pursuant to the Executive Retention Incentive Program.

EMPLOYEE PROFIT SHARING PLAN

     The Employee Profit Sharing Plan is a nonqualified current cash profit sharing plan under which all employees of the Company, including officers, are eligible to receive, on an annual basis, an equal amount of pre-tax profits, prorated for service with the Company during 2000, as a cash bonus. For fiscal 2000, there were no payments made to executive officers under the plan.

STOCK OPTIONS

     The Compensation Committee grants options under the 1989 Stock Plan with an exercise price equal to the fair market value on the date of grant. The grants are intended to be competitive in order to retain and motivate key executives and to provide a direct link with the interests of the stockholders of the Company. The Compensation Committee, in making its determination as to grant levels, takes into consideration: (i) prior award levels, (ii) award levels necessary to replace particular executives, (iii) the total stock award to be made and the executive's percentage participation in that award, (iv) the executive's direct ownership of the Company's shares, (v) the number of options vested and unvested, and (vi) the options outstanding as a percentage of total shares outstanding. The 1989 Stock Plan limits the total number of shares subject to options that may be granted to a participant during any fiscal year to 1,500,000 shares. That fiscal year limit was raised to 4,500,000 shares for 1998 only.

STOCK PURCHASE PLAN

     The Company maintains a qualified employee stock purchase plan to encourage employees to own Company stock, which plan is generally available to all employees. This plan allows participants to buy Company stock at a discount to market price with up to 10% of their salaries, not to exceed 2,000 shares, per six month period. The number of shares that may be purchased by each participant is limited by applicable tax laws.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     In October 1998, the Company entered into an employment agreement with Kenneth F. Potashner, the Company's Chairman, President and Chief Executive Officer. The terms of the Mr. Potashner's employment agreement were negotiated with and approved by the Compensation Committee and the Board of Directors. See "Executive Compensation -- Employment Agreements."

     The foregoing report has been furnished by the Compensation Committee of the Board of Directors of SONICblue Incorporated.

                                 Robert P. Lee
                               Carmelo J. Santoro
                          James T. Schraith, Chairman

                         STOCK PRICE PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return of the Company's common stock with The Nasdaq Stock Market Index (U.S.) and The Nasdaq Electronic Components Stock Index. The comparison assumes the investment of $100 on December 31, 1995 (the last trading day before the beginning of the Company's fifth preceding fiscal year) based on the closing price of the Company's common stock on that date and that dividends were reinvested when paid. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of future performance of the Company's common stock.

                              [Performance Graph]

 COMPARISON OF CUMULATIVE TOTAL RETURN AMONG SONICBLUE INCORPORATED, THE NASDAQ
                                     STOCK
      MARKET INDEX (U.S.) AND THE NASDAQ ELECTRONIC COMPONENTS STOCK INDEX

----------------------------------------------------------------------------------------------------------------
                                    12/31/1995   12/31/1996   12/31/1997   12/31/1998   12/31/1999   12/31/2000
----------------------------------------------------------------------------------------------------------------
 SONICblue Incorporated              $100.00      $ 92.20      $ 28.37      $ 41.76      $ 65.61      $ 23.40
 Nasdaq Stock Market (U.S.)           100.00       123.04       150.69       212.51       394.92       237.62
 Nasdaq Electronic Components
   Index                              100.00       173.19       181.56       280.45       521.56       426.43

                                   PROPOSAL 2

               TO CONFIRM THE APPOINTMENT OF INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended December 31, 2001. Ernst & Young has audited the Company's financial statements since April 13, 1998. Representatives of Ernst & Young are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

     The Audit Committee reviews audit and non-audit services performed by Ernst & Young LLP as well as the fees charged by Ernst & Young LLP for such services. In reviewing non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of non-audit services on the auditor's independence.

FEES PAID TO ERNST & YOUNG LLP

     The following table shows the fees paid or accrued by the Company for the audit and other services provided by Ernst & Young LLP for fiscal year 2000.

Audit Fees(1)...............................................  $461,875
Financial Information Systems Design and Implementation
  Fees......................................................  $      0
All Other Fees(2)...........................................  $521,969
Total.......................................................  $983,844

---------------
(1) Audit services of Ernst & Young LLP for 2000 consisted of the examination of the consolidated financial statements of the company and quarterly review of financial statements.

(2) "All Other Fees" includes $187,550 for audit-related services, which generally include fees for pension and statutory audits, business acquisitions, accounting consultations, internal audit and SEC registration statements.

REQUIRED VOTE

     Confirmation of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event confirmation is not obtained, the Board of Directors will review its selection of the Company's independent auditors for 2001.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR CONFIRMATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

               STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

     Proposals of stockholders of the Company that are intended to be included in the proxy statement for the 2002 Annual Meeting of Stockholders must be received by the Secretary of the Company no later than December 20, 2001.

     A stockholder proposal not included in the Company's proxy statement for the 2002 Annual Meeting will be ineligible for presentation at that meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the applicable provisions of the Company's Bylaws. To be timely, the Company's Bylaws provide that the Company must have received the stockholder's notice not less than 50 days nor more than 75 days prior to such meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders fewer than 65 days prior to the meeting date, the Company must receive the stockholder's notice by the earlier of (i) the close of business on the 15th day after the earlier of the day the Company mailed notice of the annual meeting date or provided such public disclosure of the meeting date and (ii) two days prior to the scheduled date of the annual meeting. The Secretary should be contacted in writing at the address on the first page of this Proxy Statement to obtain additional information as to the proper form and content of notices of stockholder proposals.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all of its officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal year 2000.

                                 OTHER MATTERS

     The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies, unless otherwise instructed.

     Whether or not you intend to be present at the Annual Meeting, we urge you to return your signed proxy promptly.

                                          By Order of the Board of Directors.

                                          /s/ WILLIAM F. MCFARLAND
                                          WILLIAM F. MCFARLAND
                                          Secretary

Santa Clara, California
April 19, 2001

     THE COMPANY'S 2000 ANNUAL REPORT ON FORM 10-K HAS BEEN MAILED WITH THIS PROXY STATEMENT. THE COMPANY WILL PROVIDE COPIES OF EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K, BUT WILL CHARGE A REASONABLE FEE PER PAGE TO ANY REQUESTING STOCKHOLDER. STOCKHOLDERS MAY MAKE SUCH REQUEST IN WRITING TO THE COMPANY AT 2841 MISSION COLLEGE BOULEVARD, SANTA CLARA, CALIFORNIA 95054, ATTENTION:
INVESTOR RELATIONS DEPARTMENT. THE REQUEST MUST INCLUDE A REPRESENTATION BY THE STOCKHOLDER THAT AS OF MARCH 29, 2001, THE STOCKHOLDER WAS ENTITLED TO VOTE AT THE ANNUAL MEETING.

                                   APPENDIX A

                 SONICBLUE INCORPORATED AUDIT COMMITTEE CHARTER

     This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

     The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

     The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

     The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

     The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

     The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

     The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

     The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                                     PROXY

                             SONICBLUE INCORPORATED

P         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


R The undersigned hereby authorizes KENNETH F. POTASHNER or WILLIAM McFARLAND, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of
O stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of SONICblue Incorporated (the "Company") to be held at the Company's offices at 2841 Mission College Boulevard, Santa Clara, California,
X at 10:00 a.m. on May 23, 2001, or at any postponement or adjournment thereof, and instructs said Proxies to vote as follows:

Y     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE
   STOCKHOLDER. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE THE AUTHORITY TO VOTE "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSAL 2, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

-------------      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      -------------
 SEE REVERSE                                                        SEE REVERSE
    SIDE                                                               SIDE
-------------                                                      -------------

VOTE BY TELEPHONE

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone.
1-877-PRX-VOTE (1-877-779-8683).

Follow these four easy steps:

     1.   Read the accompanying Proxy Statement and Proxy Card.

     2.   Call the toll-free number
          1-877-PRX-VOTE (1-877-779-8683).

     3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

     4.   Follow the recorded instructions.

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!


VOTE BY INTERNET

It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

     1.   Read the accompanying Proxy Statement and Proxy Card.

     2.   Go to the Website
          http://www.eproxyvote.com/sblu

     3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

     4.   Follow the instructions provided.

YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/sblu anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

--------------------------------------------------------------------------------
                                  DETACH HERE

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.

1.   Proposal to elect (01) Mr. Kenneth F. Potashner, (02) Mr. Terry N. Holdt,
     (03) Dr. Robert P. Lee, (04) Dr. Carmelo J. Santoro, and (05) Mr. James T. Schraith as directors of the Company to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

                      FOR  [ ]            [ ]  WITHHELD
                      ALL                      FROM ALL
                    NOMINEES                   NOMINEES



[ ] __________________________________________________________    MARK HERE  [ ]
(INSTRUCTION: To withhold authority to vote for any individual    FOR ADDRESS
nominee, write that nominee's name in the space provided above.)  CHANGE AND
                                                                  NOTE BELOW

                                                     FOR     AGAINST     ABSTAIN
2.   Proposal to confirm the appointment of
     Ernst & Young LLP as the Company's              [ ]       [ ]         [ ]
     Independent Auditors.

3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

PLEASE SIGN WHERE INDICATED BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN FULL PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

Signature: ___________________________________ Date: ________________________

Signature: ___________________________________ Date: ________________________